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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       Form 8-K



                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported): August 17,1998
                                                            ----------------

                            Commission file number 2-76555
                                                  --------

                           COMMERCE SECURITY BANCORP, INC.
               -------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                Delaware                                   33-0720548
                ---------                                  ----------
          (State or other jurisdiction of               (I.R.S. Employer or
          incorporation or organization)              Identification No.)


        24012 Calle de la Plata, Suite 150, Laguna Hills, California     92653
       -------------------------------------------------------------    ------
                (Address of principal executive offices)              (Zip Code)



                                    (949) 699-4344
                                    --------------
                 (Registrant's telephone number, including area code)



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Item 5.  Other Events

     On August 17, 1998, the Company issued the following press release:

               "Eldorado Bank Parent Announces Plan for Public Offering

     Laguna Hills, CA. . . . Commerce Security Bancorp, Inc. ("Commerce")
announced today that it proposes to sell shares of its common stock to the public. Keefe, Bruyette & Woods, Inc. and Lehman Brothers have been named joint lead managers of the underwriting group that plans to offer the shares.

     Commerce's wholly owned operating subsidiary is Eldorado Bank, a commercial bank with offices primarily in and near the Orange County and Sacramento areas of California.

     Commerce and the underwriters currently propose to offer $40 million of Commerce common stock (excluding the customary over-allotment option). Up to approximately 25% of the shares in the offering may be sold by current Commerce shareholders.

     Commerce intends to change its name to "Eldorado Bancshares, Inc." and to effect a 1-for-2 reverse split of its common stock prior to completing the offering.

     A registration statement relating to the shares of Commerce common stock to be sold to the public has been filed with the Securities and Exchange Commission, but has not yet become effective. The shares of Commerce common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy Commerce common stock nor shall there be any sale of the shares of Commerce common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     Commerce and the underwriters expect that the offering will commence in late September or early October, depending on market conditions and other factors. When available, a prospectus relating to the proposed offering of the shares of Commerce common stock may be obtained from Keefe, Bruyette & Woods, Inc., Two World Trade Center, 85th Floor, New York, NY 10048 or Lehman Brothers, 601 South Figueroa Street, Suite 4425, Los Angeles, CA 90017."

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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE SECURITY BANCORP, INC.



August 20, 1998                    By: /s/ Curt A. Christianssen
                                       -----------------------------------------
                                        Curt A. Christianssen
                                        Senior Vice President


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